Income Taxes	12 Months Ended
Dec. 31, 2017
Income Taxes [Abstract]
Income Taxes

11.Income Taxes

The provision for income taxes comprises the following (in thousands):

	For the Years Ended December 31,
	2017	2016	2015
Current
U.S. federal	$11,724	$64,698	$55,026
U.S. state and local	4,144	9,927	8,104
Foreign	465	393	397
Deferred
U.S. federal, state and local	2,402	(6,712)	6,323
Foreign	5	5	2
Total	$18,740	$68,311	$69,852

A summary of the temporary differences that give rise to deferred tax assets/ (liabilities) follows (in thousands):

	December 31,
	2017	2016
Accrued liabilities	$30,419	$43,168
Stock compensation expense	6,282	9,716
State net operating loss carryforwards	2,243	1,811
Allowance for uncollectible accounts receivable	291	1,952
Other	565	776
Deferred income tax assets	39,800	57,423
Amortization of intangible assets	(36,882)	(52,133)
Accelerated tax depreciation	(14,057)	(14,975)
Market valuation of investments	(2,277)	(1,341)
State income taxes	(1,722)	(793)
Currents assets	(1,255)	(1,825)
Other	(247)	(647)
Deferred income tax liabilities	(56,440)	(71,714)
Net deferred income tax liabilities	$(16,640)	$(14,291)

At December 31, 2017 and 2016, state net operating loss carryforwards were $36.5 million and $36.0 million, respectively.  These net operating losses will expire, in varying amounts, between 2024 and 2037.  Based on our history of operating earnings, we have determined that our operating income will, more likely than not, be sufficient to ensure realization of our deferred income tax assets.

A reconciliation of the beginning and ending of year amount of our unrecognized tax benefit is as follows (in thousands):

	2017	2016	2015
Balance at January 1,	$1,069	$1,052	$980
Unrecognized tax benefits due to positions taken in current year	268	218	260
Decrease due to expiration of statute of limitations	(214)	(201)	(188)
Balance at December 31,	$1,123	$1,069	$1,052

We file tax returns in the U.S. federal jurisdiction and various states.  The years ended December 31, 2014 and forward remain open for review for federal income tax purposes.  The earliest open year relating to any of our major state jurisdictions is the fiscal year ended December 31, 2012.  During the next twelve months, we do not anticipate a material net change in unrecognized tax benefits.

We classify interest related to our accrual for uncertain tax positions in separate interest accounts.  As of December 31, 2017 and 2016, we have approximately $134,000 and $130,000, respectively, accrued in interest payable related to uncertain tax positions.  These accruals are included in other current liabilities in the accompanying consolidated balance sheet.  Net interest expense related to uncertain tax positions included in interest expense in the accompanying consolidated statement of income is not material.

The difference between the actual income tax provision for continuing operations and the income tax provision calculated at the statutory U.S. federal tax rate is explained as follows (in thousands):

	For the Years Ended December 31,
	2017	2016	2015

Income tax provision calculated using the statutory rate of 35%	$40,921	$61,969	$63,044
State and local income taxes, less federal income tax effect	4,600	6,044	5,787
Nondeductible expenses	1,041	881	1,438
Stock compensation tax benefits	(18,932)	-	-
Enactment of the tax reform act	(8,305)	-	-
Other--net	(585)	(583)	(417)
Income tax provision	$18,740	$68,311	$69,852
Effective tax rate	16.0%	38.6%	38.8%

Summarized below are the total amounts of income taxes paid during the years ended December 31 (in thousands):

2017	$42,311
2016	60,905
2015	62,928

Provision has not been made for additional taxes on $35.1 million of undistributed earnings of our domestic subsidiaries.  Should we elect to sell our interest in all of these businesses rather than to effect a tax-free liquidation, additional taxes amounting to approximately $8.4 million would be incurred based on current income tax rates.